UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – March 8, 2005

(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in charter)

STATE OF UTAH                                        1-8796                                87-0407509

(State of other jurisdiction of            (Commission File No.)             (I.R.S. Employer

incorporation or organization)                                                          Identification No.)

P.O. Box 45433, 180 East 100 South Street, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5000

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

#

Item 7.01   Regulation FD

          On March 8, 2005, Questar Corporation issued a press release disclosing estimates of probable and possible reserves and petroleum resource potential.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

          (c)   Exhibits.

Exhibit No.

Exhibit

         99.1

Release issued March 8, 2005 by Questar Corporation..

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

March 8, 2005

/s/S. E. Parks_______________

S. E. Parks

Senior Vice President and

Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

        99.1

Release issued March 8, 2005, by Questar Corporation.

Ex. 99.1

Questar Corporation Reports Estimates of Probable, Possible Reserves and

Petroleum Resource Potential on its Rockies and Midcontinent Leaseholds

SALT LAKE CITY — Questar Corporation (NYSE:STR) today reported results of studies to quantify estimated net probable and possible reserves and petroleum resource potential on affiliate Questar Exploration and Production Co.’s (Questar E&P) leaseholds. Questar is providing these estimates to help investors better understand the future potential on Questar E&P’s leaseholds beyond that reflected by currently booked proved reserves. Investors should note, however, that the company cannot include information about unproved reserves and resource potential in financial statements and notes filed with the Securities and Exchange Commission (SEC).

The company previously reported year-end 2004 estimated net proved gas, oil and natural gas liquids reserves of 1,434.0 billion cubic feet of gas equivalent (bcfe). Questar E&P estimates the following quantities of net unproved reserves and petroleum resources on its leaseholds in the Rockies and Midcontinent regions at year-end 2004: 1,367.9 bcfe of probable reserves; 1,724.5 bcfe of possible reserves; and 1,966.3 bcfe of potential petroleum resources. The table below provides a detailed breakdown of the estimates by division and classification. Because the definition of each classification of reserves implies a probability of potential recovery, the quantities reported are unrisked. The company cautions investors not to add together the estimated quantities in each classification without considering the significant differences in the risk of potential recovery associated with each classification. All the estimates were prepared by Questar E&P technical staff and were 100% reviewed by independent reservoir engineering consultants (consultants) that prepare the company’s proved reserves estimates.

Detailed breakdown by division and classification as of 12/31/04, in bcfe

Division	Proved Reserves	Probable Reserves	Possible Reserves	Petroleum Resource
Pinedale	737.9	285.0	364.0	853.0
Uinta	272.4	249.0	409.8	183.0
Legacy	137.2	785.2	942.6	930.3
Midcontinent	286.5	48.7	8.1	0.0
Total	1,434.0	1,367.9	1,724.5	1,966.3

The process of making these estimates is complex. As discussed in more detail below, Questar E&P and the consultants interpreted data and made assumptions that may turn out to be inaccurate. Further, different engineers may make different estimates, and the same engineer’s estimates may change over time as new data becomes available.

The company also estimated the net costs to develop each unproved reserves and resource classification. These costs are unrisked and are based on the company’s best estimate of current drilling, completion, and tie-in costs for wells drilled in each division and producing area. The estimated current net costs and resulting net unrisked unit cost in $/Mcfe (dollars per thousand cubic feet of gas equivalent) to develop each classification are summarized in the table below.

Classification	Quantity (bcfe)	Net Cost to Develop ($ million)	Net Unit Cost to Develop ($/Mcfe)
Probable	1,367.9	$1,287	$0.94
Possible	1,724.5	$1,794	$1.04
Resource	1,966.3	$2,062	$1.05

Future development costs depend on the timing of development of the properties and may be greater or less than current estimates. Additional costs to gather, compress, process and treat potential-production streams were included in the development cost estimates if deemed significant. Consultants did not review the company’s cost estimates for development of unproved reserves or resources.

Rationale and Approach

Company technical personnel reviewed various properties believed at this time to contain significant additional potential. Estimates for Rockies leaseholds include only properties that are currently under evaluation as potential exploratory/development drilling projects. Estimates for Midcontinent leaseholds include only the Elm Grove infill-development project in northwestern Louisiana and the Hartshorne coalbed-methane development project in eastern Oklahoma.

The review included the documentation and summarization of all available surface and subsurface geological data, geophysical data, and engineering information including well data, cores, logs, pressure measurements, production tests and other supporting information. Company technical personnel then prepared estimates of the gross volumes and types of hydrocarbons initially in-place and estimated recoverable quantities based on volumetric calculations, comparisons to analogous producing fields, and other generally accepted reservoir-engineering methods. During this process Questar E&P technical personnel met periodically with the independent consultants to review available data and agree on approaches to preparation of the estimates, documentation procedures, and appropriate classifications. After these meetings, technical reviews, and iterative exchanges of data and analyses, Questar E&P submitted its estimates and supporting data to the consultants for final review and approval. In conducting their review, the consultants relied upon the accuracy and completeness of data furnished by the company, including leaseholds, interests owned, production and well-test data from examined wells, geological structure and isopach maps, well logs, core analyses, pressure measurements and other supporting information.

Rockies Project Diversity

The Rockies projects included in the evaluation are diverse in location, targeted reservoirs, play type, depth and estimated quantities of recoverable hydrocarbons per well. For competitive reasons, the company is not releasing certain details of the Rockies estimates at this time. A partial listing of representative projects is summarized below.

Division	Formation	Gas/Oil	Depth Range (feet)
Uinta	Green River	Oil/Gas	5,500 - 8,000
	Green River	Oil	3,400
	Wasatch/ U. Mesaverde	Gas	7,600 - 9,000
	Mesaverde/Blackhawk/Mancos	Gas	11,500 – 14,000
Pinedale	Lance/ Mesaverde	Gas	10,000 – 14,500
	Rock Springs / Blair	Gas	16,000 – 19,500
Legacy	Wasatch/ Ft. Union	Gas/Oil	3,000
	Lewis	Gas	11,500
	Almond	Gas	5,000 – 13,000
	Baxter/ Blair / Rock Springs	Gas	8,000 – 11,000
	Frontier / Dakota	Gas	11,000 – 13,000
	Nugget / Madison	Gas	15,000 – 18,000

Definitions

Estimates of proved, probable and possible reserves conform to the definitions approved by the Society of Petroleum Engineers (SPE) and the World Petroleum Congress (WPC). Petroleum resource estimates conform to the definition approved by the SPE, WPC and the American Association of Petroleum Geologists (AAPG).

Definition - Reserves

Reserves are those quantities of crude oil, natural gas, and natural gas liquids that are anticipated to be commercially recovered from known accumulations from a given date forward. Reserve estimates involve varying degrees of uncertainty, depending largely on the amount of reliable geological and engineering data available at the time of the estimate and the interpretation of the data. The relative degree of uncertainty can be conveyed by broadly placing reserves into one of two categories – proved or unproved.

Two basic methods are commonly used by industry to prepare reserve estimates – the deterministic and probabilistic methods. The deterministic method yields a single best estimate of reserves based on known geological, engineering and economic data. The probabilistic method uses known geological, engineering and economic data to generate a range of estimated reserve quantities and their associated probabilities. Each reserve classification gives an indication of the probability of recovery.

Definition - Proved Reserves

Proved reserves are those quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves include proved developed producing reserves and proved developed behind-pipe reserves. Proved developed producing reserves are only those reserves expected to be recovered from existing completion intervals in existing wells. Proved developed behind-pipe reserves are those reserves expected to be recovered from existing wells where a relatively minor capital expenditure is required for recompletion. Proved undeveloped reserves are those reserves expected to be recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion.

Definition - Unproved Reserves

Unproved reserves are considered less certain to be recovered than proved reserves. Estimates of unproved reserves are based on geologic and/or engineering data similar to that used to estimate proved reserves, but technical, contractual, economic considerations and/or SEC, state or other regulations preclude such reserves from being classified as proved. Unproved reserves may be further sub-classified as probable and possible to denote progressively increasing uncertainty of recoverability.

Importantly, estimation of unproved reserves may assume future economic conditions different than those prevailing at the time of the estimate. The effect of possible future improvements in economic conditions and technological developments can be expressed by allocating appropriate quantities of reserves to the probable and possible classifications.

Definition - Probable Reserves

Probable reserves are estimates of unproved reserves which analysis of geological and engineering data suggests are more likely than not to be recoverable. For estimates of probable reserves based on probabilistic methods, there should be at least a 50% probability that the quantities of reserves actually recoverable will equal or exceed the sum of the estimated proved plus probable reserves.

Probable reserves may include:

1.

reserves in formations known to be productive where SEC regulations limit recognition of proved reserves to direct-offset locations one legal spacing-unit away from a producing well;

2.

reserves anticipated to be proved by normal step-out drilling where subsurface control is currently inadequate to classify these reserves as proved;

3.

reserves in formations that appear to be productive based on well-log characteristics but lack core data or other definitive tests to indicate productive potential and which are not analogous to producing or proved reserves in the area;

4.

incremental reserves attributable to infill drilling that could have been classified as proved if closer statutory spacing had been approved at the time of the estimate;

5.

reserves attributable to improved recovery methods that have been established by repeated commercially successful applications where:

a.

a project or pilot is planned but not in operation; and

b.

rock, fluid and reservoir characteristics appear favorable for commercial application;

6.

reserves in an area of the formation that appears to be separated from the proved area by faulting and where geologic interpretation indicates that the area is structurally higher than the proved area;

7.

reserves attributable to future workover, treatment, re-treatment, change of equipment, or other mechanical procedures, where such mechanical procedure has not been proved successful in wells which exhibit similar behavior in analogous reservoirs; and/or

8.

incremental reserves in proved reservoirs where an alternative interpretation of performance or volumetric data indicates more reserves are present than can be classified as proved.

Definition - Possible Reserves

Possible reserves are estimates of unproved reserves which analysis of geological and engineering data suggests are less likely to be recovered than probable reserves. For estimates of possible reserves based on probabilistic methods, there should be at least a 10% probability that the quantities of reserves actually recovered will equal or exceed the sum of the estimated proved plus probable plus possible reserves.

Possible reserves may include:

1.

reserves which, based on geological interpretations, could possibly extend beyond areas classified as probable;

2.

reserves in formations that appear to be petroleum bearing based on log and core analysis but may not be productive at commercial rates;

3.

incremental reserves attributed to infill drilling that are subject to technical uncertainty;

4.

reserves attributed to improved recovery methods where:

a.

a project or pilot is planned but not in operation; and

b.

rock, fluid and reservoir characteristics are such that there is a reasonable doubt that the project will be commercial; and/or

5.

reserves in an area of the formation that appears to be separated from the proved area by faulting and where geological interpretation indicates the area is structurally lower than the proved area.

Definition - Petroleum Resources

Petroleum resources have much less certainty of future recovery than unproved reserves. Resources are those quantities of crude oil, natural gas, and natural gas liquids which are estimated, on a given date, to be potentially recoverable from known accumulations, but which are not currently considered to be commercially recoverable. There is no probabilistic standard for definition of petroleum resources.

Petroleum resources may include:

1.

accumulations for which there is currently no viable market;

2.

accumulations dependent on the development of new technology to facilitate economic recovery; and/or

3.

technical and commercial evaluation of the accumulation is still at an early stage.

About Questar

Questar is a natural gas-focused energy company with an enterprise value of $5.9 billion. Headquartered in Salt Lake City, Questar engages in gas and oil exploration, development and production; gas gathering and processing; gas and oil marketing; interstate gas transmission and storage; and retail gas distribution.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934 as amended. All statements other than statements of historical facts included or incorporated by reference in this report, including, without limitation, statements regarding the company's future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. Although these statements are made in good faith and are reasonable representations of Questar Corporation’s expected performance at the time, actual results may vary from management's stated expectations and projections due to a variety of factors. The company cannot include information about unproved reserves and resource potential in financial statements and notes filed with the Securities and Exchange Commission. The estimates contained in this release were prepared as of 12/31/2004, and the company has no obligation to update these estimates in the future.

For more information, visit Questar’s internet site at: http://www.questar.com.